UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 16, 2006
Digi International Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-17972	41-1532464

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11001 Bren Road East Minnetonka, Minnesota	55343

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (952) 912-3444
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Management's Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements
Financial Information - December 31, 2005
Financial Information - March 31,2006
Financial Information - June 30, 2006

Item 8.01. Other Events.
As previously reported, prior to the first quarter of fiscal 2006, we operated in two reportable segments, Connectivity Solutions and Device Networking Solutions. Effective October 1, 2005, we changed our organizational structure to functional reporting to eliminate redundancies in management and infrastructure. In addition, certain intellectual property that was previously utilized primarily in products that comprised our Device Networking Solutions segment was integrated throughout our products in order to provide more functionality and allow for ease of migration to next generation technologies for our customers. As a result of these changes in organizational structure and use of our product technology, our Chief Executive Officer, as our chief operating decision maker, began reviewing and assessing financial information, operating results, and performance of our business in the aggregate. Accordingly, since October 1, 2005, we have had a single operating and reporting segment.
Pursuant to guidance provided by the Securities and Exchange Commission, we have recast the segment information in our Annual Report on Form 10-K for the year ended September 30, 2005 to relect a single reportable segment for each of the years presented. In addition we have made the following change and reclassification:
•	We have included in our segment footnote information about our revenues. For each year presented, we have disclosed revenue by two groups of similar products, consisting of products that are in embedded and non-embedded product groupings. Non-embedded products provide external connectivity solutions, while embedded products solutions generally incorporate networking modules or microprocessors that are smaller in size than non-embedded products and are internal to the devices being networked.

•	For each year presented in our Condensed Consolidated Statements of Operations, we have reclassified the amortization of identifiable intangible assets related to purchased and core technology from general and administrative expense to a separate line item within cost of sales.
The integration to a single operating and reporting segment was previously reflected in the Form 10-Qs that we filed during our fiscal year ended September 30, 2006. However, we have also disclosed information about revenues by product groupings and reclassified the amortization of purchased and core technology for our Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2005, March 31, 2006 and June 30, 2006.
In addition, for each of the items presented in the reports listed below, we have eliminated all non-GAAP financial measures.
The recasting of segment information and other changes and reclassifications described above affect the items of the corresponding reports listed below. The recast and reclassified information is included in the revised version of the reports is attached to this Current Report on Form 8-K in the Exhibit identified below:

Exhibit	Report	Items Presented
99.1	Annual Report on Form 10-K for the year ended September 30, 2005	Part II: Item 6, “Selected Financial Data” Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” Item 8, “Financial Statements and Supplementary Data”

99.2	Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2005	Part I: Item 1, “Financial Statements” Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

99.3	Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006	Part I: Item 1, “Financial Statements” Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

99.4	Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006	Part I: Item 1, “Financial Statements” Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”
The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with the change in our reportable segments, reclassification of amortization of core and purchased technology, disclosure of product groupings and elimination of non-GAAP financial measures. There is no change to our previously reported consolidated operating results, financial condition or cash flows.
Item 9.01. Financial Statements and Exhibits.
(d)	The following Exhibits are filed herewith:

23	Consent of Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Digi International Inc., as of September 30, 2005 and 2004 and for each of the three years in the period ended September 30, 2005, reflecting the change in reportable segments and other changes described in Item 8.01, and including the Report of Independent Registered Public Accounting Firm dated December 6, 2005, except as to Note 2 and Note 7 which is as of October 16, 2006.

99.2	Part I. Financial Information, Item 1. Financial Statements and Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Digi International Inc., for the quarterly period ended December 31, 2005 reflecting the changes described in Item 8.01.

99.3	Part I. Financial Information, Item 1. Financial Statements and Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Digi International Inc., for the quarterly period ended March 31, 2006 reflecting the changes described in Item 8.01.

99.4	Part I. Financial Information, Item 1. Financial Statements and Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Digi International Inc., for the quarterly period ended June 30, 2006 reflecting the changes described in Item 8.01.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGI INTERNATIONAL INC.

Date: October 16, 2006	By	/s/ Subramanian Krishnan
Subramanian Krishnan
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Manner of
No.	Exhibit	Filing
23	Consent of Independent Registered Public Accounting Firm.	Filed Electronically

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Digi International Inc., as of September 30, 2005 and 2004 and for each of the three years in the period ended September 30, 2005, reflecting the change in reportable segments and other changes described in Item 8.01, and including the Report of Independent Registered Public Accounting Firm dated December 6, 2005, except as to Note 2 and Note 7 which is as of October 16, 2006.	Filed Electronically

99.2	Part I. Financial Information, Item 1. Financial Statements and Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Digi International Inc., for the quarterly period ended December 31, 2005 reflecting the changes described in Item 8.01.	Filed Electronically

99.3	Part I. Financial Information, Item 1. Financial Statements and Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Digi International Inc., for the quarterly period ended March 31, 2006 reflecting the changes described in Item 8.01.	Filed Electronically

99.4	Part I. Financial Information, Item 1. Financial Statements and Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Digi International Inc., for the quarterly period ended June 30, 2006 reflecting the changes described in Item 8.01.	Filed Electronically